SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

          74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events and Regulation FD Disclosure.

Freeport-McMoRan Copper & Gold Inc. (NYSE:FCX) issued a press release today announcing the mandatory redemption of its Gold-Denominated Preferred Stock Series I  (see exhibit 99.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ Kathleen L. Quirk

     ----------------------------------------

           Kathleen L. Quirk

      Vice President and Treasurer

Date:  June 20, 2003

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

Description

99.1

Press release dated June 20, 2003 titled “Freeport-McMoRan Copper & Gold Inc. Announces Mandatory Redemption of its Gold-Denominated Preferred Stock Series I.”